===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 4, 2006
                               (December 4, 2006)

                               AUTOCAM CORPORATION
             (Exact name of registrant as specified in its charter)

                MICHIGAN                                     333-119215                                    38-2790152
-----------------------------------------      ----------------------------------------      -------------------------------------
    (State or other jurisdiction of                   (Commission File Number)                            (IRS Employer
             incorporation)                                                                            Identification No.)

           4436 BROADMOOR AVENUE SOUTHEAST, KENTWOOD, MICHIGAN, 49512
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (616) 698-0707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
================================================================================

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 4, 2006, Autocam Corporation (the "Registrant") received the resignation of Mr. Kenichi Hori as a director, effective immediately. Mr. Hori has served as a member of the Registrant's board of directors since September 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Autocam Corporation



                                    By:     /s/ John C. Kennedy
                                            -----------------------------------
                                            Name:  John C. Kennedy
                                            Title: President and Chief Executive
                                                   Officer




Dated:  December 4, 2006